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                                                                   EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and all references to our Firm included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

November 1, 1996